Exhibit 10.4

US$34,000.00 to Urban Mining International.

Term Sheet

March 29, 2021

Lender:	Basil Botha and Alpha Resources Management Inc. (the “Lender”)

Borrower:	Urban Mining Intl.,. (the “Borrower”)

Loan Interest:	Interest bearing loan of US$ 34,000.00 (the “Loan”) is one (%) a month compounded. The exchange rate that was used to buy US$ is 1.27

Maturity Date:	The Loan will become due and payable in full on June 30, 2021 (the Due Date”).

Closing	March 29, 2021

This Term Sheet represents the current understanding of the parties with respect to the subject matter herein and constitutes a legally binding agreement.

This Term Sheet may be executed in counterparts, which together will constitute one document. Electronic signatures shall have the same legal effect as original signatures.

Urban Mining International
SIGNED AND DELIVERED )
in the presence of	)
/s/ Patricia Zorko	) ) )	/s/ Mark Zorko
Witness	)	Mark Zorko

Basil Botha and Alpha Resources Management Inc
SIGNED AND DELIVERED )
in the presence of	)
/s/ Tom Klaimanee	) ) )	/s/ Basil Botha
Witness	)	Basil Botha